                                                                     EXHIBIT 4.3

--------------------------------------------------------------------------------







                               REGAL CINEMAS, INC.
                                     ISSUER,


                                       AND


                       IBJ SCHRODER BANK & TRUST COMPANY,
                                     TRUSTEE


                                   ----------

                                    INDENTURE

                         Dated as of September 24, 1997

                                   ----------


                    8 1/2% Senior Subordinated Notes due 2007







--------------------------------------------------------------------------------

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                 AND INDENTURE, DATED AS OF SEPTEMBER 24, 1997*


      TRUST INDENTURE
        ACT SECTION                                                                         INDENTURE SECTION

ss.310      (a)(1) ........................................................................  608
            (b)............................................................................  604, 607, 609
ss.311      (a)............................................................................  604
            (b)............................................................................  604
            (c)............................................................................  604
ss.312      (a)............................................................................  701
            (b)............................................................................  701
            (c)............................................................................  701
ss.314      (e)............................................................................  101
ss.315      (a)............................................................................  602, 903, 1209, 1210
            (b)............................................................................  105, 512, 602, 903
            (c)............................................................................  602, 903, 1209, 1210
            (d)............................................................................  602, 903, 1209, 1210
ss.316      (c)............................................................................  105
ss.318      (a)............................................................................  108





* This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101.  Definitions............................................................................... 1
         Section 102.  Other Definitions.........................................................................16
         Section 103.  Compliance Certificates and Opinions......................................................17
         Section 104.  Form of Documents Delivered to Trustee....................................................17
         Section 105.  Acts of Holders...........................................................................18
         Section 106.  Notices, Etc., to Trustee and Company.....................................................19
         Section 107.  Notice to Holders; Waiver.................................................................19
         Section 108.  Conflict of Any Provision of Indenture with Trust Indenture Act...........................20
         Section 109.  Effect of Headings and Table of Contents..................................................20
         Section 110.  Successors and Assigns....................................................................20
         Section 111.  Separability Clause.......................................................................20
         Section 112.  Benefits of Indenture.....................................................................20
         Section 113.  Governing Law.............................................................................20
         Section 114.  Legal Holidays............................................................................21
         Section 115.  Agent for Service; Submission to Jurisdiction;
                           Waiver of Immunities..................................................................21
         Section 116.  No Recourse Against Others................................................................22
         Section 117.  Reliance on Financial Data................................................................22
         Section 118.  Incorporation by Reference of Trust Indenture Act.........................................22

                                   ARTICLE TWO

                                 SECURITY FORMS

         Section 201.  Forms Generally...........................................................................23
         Section 202.  Restrictive Legends.......................................................................24
         Section 203.  Form of Face of Security..................................................................26
         Section 204.  Form of Reverse of Security...............................................................30
         Section 205.  Form of Trustee's Certificate of Authentication...........................................35

                                  ARTICLE THREE

                                 THE SECURITIES

         Section 301.  Title and Terms...........................................................................35

         Section 302.  Denominations.............................................................................36
         Section 303.  Execution, Authentication, Delivery and Dating............................................36
         Section 304.  Temporary Securities......................................................................37
         Section 305.  Registration, Registration of Transfer and Exchange.......................................38
         Section 306.  BookEntry Provisions for Global Securities................................................39
         Section 307.  Special Transfer Provisions...............................................................41
         Section 308.  Mutilated, Destroyed, Lost and Stolen Securities..........................................44
         Section 309.  Payment of Interest; Interest Rights Preserved............................................44
         Section 310.  Persons Deemed Owners.....................................................................46
         Section 311.  Cancellation..............................................................................46
         Section 312.  Computation of Interest...................................................................46
         Section 313.  CUSIP Numbers.............................................................................46

                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 401.  Company's Option to Effect Defeasance or Covenant Defeasance..............................47
         Section 402.  Defeasance and Discharge..................................................................47
         Section 403.  Covenant Defeasance.......................................................................47
         Section 404.  Conditions to Defeasance or Covenant Defeasance...........................................48
         Section 405.  Deposited Money and U.S. Government Obligations
                           to Be Held in Trust; Other Miscellaneous Provisions...................................50
         Section 406.  Reinstatement.............................................................................50

                                  ARTICLE FIVE

                                    REMEDIES

         Section 501.  Events of Default.........................................................................51
         Section 502.  Acceleration of Maturity; Rescission and Annulment........................................53
         Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee...........................54
         Section 504.  Trustee May File Proofs of Claim..........................................................55
         Section 505.  Trustee May Enforce Claims Without Possession of Securities...............................56
         Section 506.  Application of Money Collected............................................................56
         Section 507.  Limitation on Suits.......................................................................56
         Section 508.  Unconditional Right of Holders to Receive
                           Principal, Premium and Interest.......................................................57
         Section 509.  Restoration of Rights and Remedies........................................................57
         Section 510.  Rights and Remedies Cumulative............................................................58
         Section 511.  Delay or Omission Not Waiver..............................................................58
         Section 512.  Control by Holders........................................................................58
         Section 513.  Waiver of Past Defaults...................................................................58

         Section 514.  Undertaking for Costs.....................................................................59
         Section 515.  Waiver of Stay, Extension or Usury Laws...................................................59
         Section 516.  Application of Trust Indenture Act to this Indenture......................................60

                                   ARTICLE SIX

                                   THE TRUSTEE

         Section 601.  Notice of Defaults........................................................................60
         Section 602.  Certain Rights of Trustee.................................................................60
         Section 603.  Not Responsible for Recitals or Issuance of Securities....................................62
         Section 604.  May Hold Securities.......................................................................62
         Section 605.  Money Held in Trust.......................................................................62
         Section 606.  Compensation and Reimbursement............................................................62
         Section 607.  Conflicting Interests.....................................................................63
         Section 608.  Corporate Trustee Required; Eligibility...................................................63
         Section 609.  Resignation and Removal; Appointment of Successor.........................................64
         Section 610.  Acceptance of Appointment by Successor....................................................65
         Section 611.  Merger, Conversion, Consolidation or Succession to Business...............................66

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701.  Disclosure of Names and Addresses of Holders..............................................66
         Section 702.  Reports by Trustee........................................................................67
         Section 703.  Reports by Company........................................................................67

                                  ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

         Section 801.  Company May Consolidate, etc., Only on Certain Terms......................................68
         Section 802.  Successor Substituted.....................................................................68

                                  ARTICLE NINE

                     SUPPLEMENTS AND AMENDMENTS TO INDENTURE

         Section 901.  Supplemental Indentures and Amendments
                              Without Consent of Holders.........................................................69

         Section 902.  Supplemental Indentures and Certain Amendments with Consent of Holders............................................................................70
         Section 903.  Execution of Supplemental Indentures......................................................71
         Section 904.  Effect of Supplemental Indentures.........................................................71
         Section 905.  Conformity with Trust Indenture Act.......................................................71
         Section 906.  Reference in Securities to Supplemental Indentures........................................71
         Section 907.  Notice of Supplemental Indentures.........................................................72

                                   ARTICLE TEN

                                    COVENANTS

         Section 1001.  Payment of Principal, Premium and Interest...............................................72
         Section 1002.  Maintenance of Office or Agency..........................................................72
         Section 1003.  Money for Security Payments to Be Held in Trust..........................................73
         Section 1004.  Corporate Existence......................................................................74
         Section 1005.  Payment of Taxes and Other Claims........................................................74
         Section 1006.  Maintenance of Properties................................................................75
         Section 1007.  Limitation on ...........................................................................75
         Section 1008.  Limitation on Restricted Payments........................................................75
         Section 1009.  Limitation on Transactions with Affiliates...............................................77
         Section 1010.  Limitation on Senior Subordinated Indebtedness...........................................77
         Section 1011.  Change of Control........................................................................77
         Section 1012.  Provision of Financial Information.......................................................78
         Section 1013.  Statement as to Compliance...............................................................78
         Section 1014.  Waiver of Certain Covenants..............................................................79
         Section 1015.  Fallaway of Certain Covenants............................................................79

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         Section 1101.  Right of Redemption......................................................................79
         Section 1102.  Applicability of Article.................................................................80
         Section 1103.  Election to Redeem; Notice to Trustee....................................................80
         Section 1104.  Selection by Trustee of Securities to Be Redeemed........................................80
         Section 1105.  Notice of Redemption.....................................................................80
         Section 1106.  Deposit of Redemption Price..............................................................81
         Section 1107.  Securities Payable on Redemption Date....................................................82
         Section 1108.  Securities Purchased in Part.............................................................82

                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

         Section 1201.  Securities Subordinate to Senior Indebtedness............................................82
         Section 1202.  Payment over of Proceeds upon Dissolution, Etc...........................................83
         Section 1203.  Suspension of Payment When Senior
                            Indebtedness in Defau................................................................84
         Section 1204.  Payment Permitted If No Default..........................................................85
         Section 1205.  Subrogation to Rights of Holders of Senior Indebtedness..................................86
         Section 1206.  Provisions Solely to Define Relative Rights..............................................86
         Section 1207.  Trustee to Effectuate Subordination......................................................87
         Section 1208.  No Waiver of Subordination Provisions....................................................87
         Section 1209.  Notice to Trustee........................................................................88
         Section 1210.  Reliance on Bankruptcy Order or Certificate
                            of Liquidating Agent Bank............................................................89
         Section 1211.  Rights of Trustee As a Holder of Senior Indebtedness;
                            Preservation of Trustee's Rights.....................................................89
         Section 1212.  Article Applicable to Paying Agents......................................................89
         Section 1213.  No Suspension of Remedies................................................................89
         Section 1214.  Trust Moneys Not Subordinated............................................................90
         Section 1215.  Duties Owed by Trustee to Holders of Senior Indebtedness.................................90

EXHIBITS

         A-1   -    Form of Certificate for Exchange or Registration of Transfer From Restricted
                    Global Security to Regulation S Global Security
         A-2   -    Form of Certificate for Exchange or Registration of Transfer From Regulation S
                    Global Security to Restricted Global Security
         A-3   -    Form of Certificate for Transfer of U.S. Physical Securities to Regulation S
                    Global Security or Restricted Global Security
         A-4   -    Form of Certificate for Transfer or Exchange after Three Years

         INDENTURE dated as of September 24, 1997 between Regal Cinemas, Inc., a Tennessee corporation, as issuer (the "Company"), and IBJ Schroder Bank & Trust Company, a New York banking corporation, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         WHEREAS, the Company has duly authorized the creation of and issue of its 8 1/2% Senior Subordinated Notes due 2007 (the "Initial Securities"), and 8 1/2% Exchange Senior Subordinated Notes due 2007 (the "Exchange Securities" and, together with the Initial Securities, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

         WHEREAS, upon the effectiveness of the Exchange Offer Registration Statement (as defined herein) or the Shelf Registration Statement (as defined herein), as the case may be, this Indenture will be subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required or deemed to be part of and to govern indentures qualified under the Trust Indenture Act; and

         WHEREAS, all things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, each in accordance with its respective terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 101.  DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) the words "include", "included" and "including" as used herein shall be deemed in each case to be followed by the phrase "without limitation"; and

                  (f) the words "amendment or refinancing" as used herein shall be deemed in each case to refer to any amendment, renewal, extension, substitution, refinancing, restructuring, restatement, replacement, supplement or other modification of any instrument or agreement; the words "amended or refinanced" shall have a correlative meaning.

         Certain terms, used principally in Articles Five, Ten and Twelve, are defined in those Articles.

         "Acquired Indebtedness" of any particular Person means Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such particular Person or assumed by such particular Person in connection with the acquisition of assets from any other Person, and not incurred by such other Person in connection with, or in contemplation of, such other Person merging with or into such particular Person or becoming a Subsidiary of such particular Person or such acquisition.

         "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, ten percent or more of such Person's outstanding Capital Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Subsidiaries (including any issuance or sale by a Subsidiary of Capital Stock of such Subsidiary, and including a consolidation or merger or other sale of any such Subsidiary with, into or to another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such Person) of (i) any shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business. Notwithstanding the foregoing, the term "Asset Disposition" shall not include a disposition by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary or by the Company or a Subsidiary to a Wholly Owned Subsidiary.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" means applicable procedures of the Depositary, Euroclear System or Cedel Bank S.A., as the case may be.

         "Bankruptcy Laws" means the bankruptcy laws of the United States and the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors.

         "Board of Directors" means the Board of Directors of the Company or any committee of such Board of Directors duly authorized to act under the Indenture.

         "Board Resolution" means a copy of a resolution, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday or Sunday or other day on which banks or trust companies in New York, New York, Knoxville, Tennessee or the city in which the Corporate Trust Office is located are authorized or required by law, regulation or executive order to be closed or, if no Security is outstanding, the city in which the principal corporate trust office of the Trustee is located.

         "Capital Lease Obligation" of any Person means any obligations of such Person and its Subsidiaries on a consolidated basis under any capital lease of a real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock, any rights (other than debt securities convertible into capital stock), warrants or options to acquire such capital stock, whether now outstanding or issued after the date of the Indenture.

         "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any United States domestic commercial bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having one of the two highest rating categories obtainable from Moody's or S&P in each case maturing within six months after the date of acquisition and (vi) readily marketable direct obligations issued by any State of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from Moody's or S&P.

         "Change of Control" shall mean the occurrence of, after the date of the Indenture, either of the following events: (a) any Person or any Persons acting together that would constitute a group (for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto) (a "Group"), together with any Affiliates thereof, shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision thereto), directly or indirectly, at least 50% of the aggregate voting power of all classes of Voting Stock of the Company (for the purposes of this clause (a) a Person shall be deemed to beneficially own the Voting Stock of a corporation that is beneficially owned (as defined above) by another corporation (a "parent corporation") if such person beneficially owns (as defined above) at least 50% of the aggregate voting power of all classes of Voting Stock of such parent corporation) or (b) any Person or Group, together with any Affiliates thereof, shall succeed in having a sufficient number of its nominees elected to the Board of Directors of the Company such that such nominees when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate of such Group, will constitute a majority of the Board of Directors of the Company.

         "Closing Date" means the date on which the Securities are originally issued under the Indenture.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two of the following officers: its Chairman of the Board, any Vice Chairman, its President, any Executive Vice President, any Senior Vice President, any Vice President, its Treasurer or its Secretary, and delivered to the Trustee.

         "Consolidated EBITDA" of any Person means for any period, on a consolidated basis in accordance with GAAP for such Person and its consolidated Subsidiaries, without duplication, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) Consolidated Income Tax Expense (other than income taxes attributable to extraordinary, unusual or non-recurring gains or losses), (iv) depreciation and amortization expense, (v) other non-cash charges, (vi) other non-operating expenses that have been deducted in the determination of Consolidated Net Income and (vii) non-recurring expenses and charges incurred by such Person in connection with or as a result of the acquisition of another Person in a business combination accounted for as a pooling of interests in accordance with Accounting Principles Board Opinions No. 16 (or any successor thereto); provided, however, that for each such consolidated Subsidiary the items (i) through (vii) shall be included in such sum only to the extent and in the same proportion that the Consolidated Net Income of such consolidated Subsidiary was included in calculating the Consolidated Net Income of such Person.

         "Consolidated EBITDA Ratio" of any Person means for any period the ratio of (i) Consolidated EBITDA of such Person for such period to (ii) the sum of (A) Consolidated Interest Expense of such Person for such period, plus (B) the annual interest expense with respect to any Indebtedness Incurred or proposed to be incurred by such person or its consolidated Subsidiaries since the beginning of such period to the extent not included within clause (ii) (A), minus (C) Consolidated Interest Expense of such Person with respect to any Indebtedness that is no longer outstanding or that will no longer be outstanding as a result of the transaction with respect to which the Consolidated EBITDA Ratio is being calculated, to the extent included within clause (ii) (A); provided, however, that in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation had been the applicable rate for the entire period; and provided, further, that, in the event such Person or any of its consolidated Subsidiaries has made Asset Dispositions or acquisitions of assets not in the ordinary course of business (including by merger, consolidation or purchase of Capital Stock) during or after such period, the computation of the Consolidated EBITDA Ratio (and for the purpose of such computation, the calculation of Consolidated Net Income, Consolidated Interest Expense and Consolidated EBITDA) shall be made on a pro forma basis as if the Asset Dispositions or acquisitions had taken place on the first day of such period.

         "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person and its consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles.

         "Consolidated Interest Expense" of any Person shall mean, on a consolidated basis for such Person and its consolidated Subsidiaries, without duplication, for any period, as applied to any Person, (i) the sum of (a) the aggregate of the interest expense on Indebtedness of such Person and its consolidated Subsidiaries for such period, on a consolidated basis, including, without limitation, (1) amortization of debt discount, (2) the net cost under Interest Rate Protection Agreements (including amortization of discounts), (3) the interest portion of any deferred payment obligation and (4) accrued interest, plus (b) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its consolidated Subsidiaries during such period minus (ii) the cash interest income (exclusive of deferred financing fees) of such Person and its consolidated Subsidiaries during such period, in each case as determined in accordance with GAAP consistently applied.

         "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person and its consolidated Subsidiaries for such period determined in accordance with GAAP; provided that there shall be excluded therefrom, (a) the net income (or loss) of any Person that is not a consolidated Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (b) extraordinary gains and losses (and any unusual gains and losses arising outside the ordinary course of business not included in extraordinary gains and losses), (c) net gains and losses in respect of Asset Dispositions and (d) the cumulative effect of changes in accounting principles and (e) the tax effect of any of the items described in clauses (a) through (d) above.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at One State Street, New York, New York 10004, Attention:
Corporate Trust Administration.

         "Currency Hedging Obligations" means the obligations of any Person pursuant to an arrangement designed to protect such Person against fluctuations in currency exchange rates.

         "Debt Rating" means the rating assigned to the Securities by Moody's or S&P, as the case may be.

         "Default" means any event which is, or after notice or the passage of time or both, would be an Event of Default.

         "Depositary" or "DTC" means The Depository Trust Company, its nominees and their respective successors.

         "Designated Senior Indebtedness" means (i) all Senior Indebtedness under any Working Capital Agreement and (ii) any other Senior Indebtedness (a) which at the time of determination exceeds $25 million in aggregate principal amount, (b) which is specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" by the Company and (c) as to which the Trustee has been given written notice of such designation.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Offer" means the offer by the Issuer to the Holders of the Initial Securities to exchange all of the Initial Securities for Exchange Securities, as provided for in the Registration Rights Agreement.

         "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

         "Exchange Securities" has the meaning stated in the first recital of this Indenture and refers to any Exchange Securities containing terms identical in all material respects to the Initial Securities (except that such Exchange Securities shall not contain terms with respect to transfer restrictions) that are issued and exchanged for the Initial Securities in accordance with the Exchange Offer, as provided for in the Registration Rights Agreement and this Indenture.

         "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

         "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied.

         "Guarantee" means, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guaranteed Indebtedness" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness and all dividends of other Persons for the payment of which, in either case, such Person is directly or indirectly responsible or liable as obligor, guarantor or otherwise.

         "Holder" means the registered holder of any Security.

         "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

         "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, now or hereafter outstanding,
(ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (iv) every obligation of such Person issued or contracted for as payment in consideration of the purchase by such Person or a Subsidiary of such Person of the Capital Stock or substantially all of the assets of another Person or in consideration for the merger or consolidation with respect to which such Person or a Subsidiary of such Person was a party, (v) all Indebtedness referred to in clauses (i) through (iv) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vi) all Guaranteed Indebtedness of such Person, (vii) all obligations under Interest Rate Protection Agreements of such Person, (viii) all Currency Hedging Obligations of such Person and (ix) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (viii) above.

         "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Initial Securities" has the meaning stated in the first recital of this Indenture.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Interest Rate Protection Agreement" means any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement, option or future contract or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates.

         "Investment Grade Status" exists as of a date and thereafter if at such date either (i) the Debt Rating of Moody's is at least Baa3 (or the equivalent) or higher or (ii) the Debt Rating of S&P is at least BBB- (or the equivalent) or higher.

         "Lien" means any mortgage, lien (statutory or other), pledge, security interest, encumbrance, claim, hypothecation, assignment for security, deposit arrangement or preference or other security agreement of any kind or nature whatsoever. A Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to Indebtedness of such Person. The right of a distributor to the return of its film held by a Person under a film licensing agreement is not a Lien as used herein. Reservation of title under an operating lease by the lessor and the interest of the lessee therein are not Liens as used herein.

         "Maturity" means, with respect to any Security, the date on which the principal of such Security becomes due and payable as provided in such Security or the Indenture, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

         "Non-Payment Default" means any event of default with respect to any Designated Senior Indebtedness (other than a Payment Default) pursuant to which the Maturity thereof may be accelerated.

         "Non-Recourse Indebtedness" means Indebtedness as to which (i) none of the Company or any of its Subsidiaries (a) provides credit support (including any undertaking, agreement or instrument which would constitute Indebtedness) or
(b) is directly or indirectly liable and (ii) no default with respect to such Indebtedness (including any rights which the holders thereof may have to take enforcement action against the relevant Unrestricted Subsidiary or its assets) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or its Subsidiaries (other than Non-Recourse Indebtedness) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

         "Obligations" means any principal (including reimbursement obligations and guarantees), premium, if any, interest (including interest accruing on or after the filing of, or which would have accrued but for the filing of, any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceedings), penalties, fees, expenses, indemnifications, reimbursements, claims for rescission, damages, gross-up payments and other liabilities payable under the documentation governing any Indebtedness or otherwise.

         "Officers' Certificate" means a certificate signed by any two of the following officers of the Company: its Chairman, any Vice Chairman, its President, any Executive Vice President, any Senior Vice President, any Vice President, its Treasurer, its Chief Financial Officer or its Secretary and delivered to the Trustee. Each such certificate shall include the statements provided for in Trust Indenture Act Section 314(e) to the extent applicable.

         "Opinion of Counsel" means a written opinion of counsel to the Company or any other Person reasonably satisfactory to the Trustee.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (c) Securities, except to the extent provided in Sections 402 and 403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

                  (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

         "Payment Default" means any default in payment (whether at stated maturity, upon scheduled installment, by acceleration or otherwise) of principal of, premium, if any, or interest in respect of any Senior Indebtedness beyond any applicable grace periods.

         "Permitted Indebtedness" shall mean the following:

                  (i) Indebtedness of the Company under any Working Capital Agreement in an aggregate principal amount at any one time outstanding not to exceed the sum of $300 million;

                  (ii) Indebtedness of the Company under the Securities (including any Exchange Securities);

                  (iii) Indebtedness of the Company (other than Indebtedness described under any clause of this definition) outstanding on the Closing Date after giving effect to the application of the proceeds of the Securities;

                  (iv) Indebtedness of the Company or any of its Subsidiaries consisting of Permitted Interest Rate Protection Agreements;

                  (v) Indebtedness owed by the Company to any Wholly Owned Subsidiary of the Company or Indebtedness owed by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company;

                  (vi) Indebtedness which is exchanged for or the proceeds of which are used to refinance or refund, or any extension or renewal of, outstanding Indebtedness Incurred pursuant to clause (iii) of this paragraph (each of the foregoing, a "refinancing") in an aggregate principal amount not to exceed the principal amount of the Indebtedness so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the expenses of the Company or the Subsidiary, as the case may be, incurred in connection with such refinancing;

                  (vii) Indebtedness of any Subsidiary Incurred in connection with the Guarantee of Indebtedness of the Company;

                  (viii) Indebtedness relating to Currency Hedging Obligations entered into solely to protect the Company or any of its Subsidiaries from fluctuations in currency exchange rates and not to speculate on such fluctuations;

                  (ix) Capital Lease Obligations of the Company or any of its Subsidiaries;

                  (x) Indebtedness of the Company or any of its Subsidiaries in connection with one or more standby letters of credit or performance bonds issued in the ordinary course of business or pursuant to self-insurance obligations;

                  (xi) Indebtedness represented by property, liability and workers' compensation insurance (which may be in the form of letters of credit);

                  (xii) Acquired Indebtedness, provided that such Indebtedness, if Incurred by the Company, would be in compliance with "Limitation on Consolidated Indebtedness"; and

                  (xiii) Indebtedness not otherwise permitted to be incurred pursuant to clauses (i) through (xii) above which, together with any other Indebtedness pursuant to this clause (xiii), has an aggregate principal amount that does not exceed $100 million at any time outstanding.

         "Permitted Interest Rate Protection Agreements" means, with respect to any Person, Interest Rate Protection Agreements entered into in the ordinary course of business by such Person that are designed to protect such Person against fluctuations in interest rates with respect to Permitted Indebtedness and that have a notional amount no greater than the payment due with respect to Permitted Indebtedness hedged thereby.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security.

         "Redeemable Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity at the option of the holder thereof.

         "Redemption Date", when used with respect to any Securities to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registration Rights Agreement" means the Registration Rights Agreement between the Company and the Initial Purchasers named therein dated as of September 24, 1997 relating to the Securities.

         "Registration Statement" means the Registration Statement as defined in the Registration Rights Agreement.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Payments" shall have the meaning set forth in the "Limitation on Restricted Payments" covenant.

         "Restricted Payments Computation Period" means the period (taken as one accounting period) from the Closing Date to the last day of the Company's fiscal quarter preceding the date of the applicable proposed Restricted Payment.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor to the rating agency business thereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security" and "Securities" have the meaning set forth in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities to be issued and exchanged for any Initial Securities in accordance with the Exchange Offer as provided for in the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Initial Securities and Exchange Securities shall vote together as one series of Securities under this Indenture.

         "Senior Indebtedness" means (i) all obligations of the Company, now or hereafter existing, under or in respect of any Working Capital Agreement, whether for principal, premium, if any, interest (including interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against the Company under the Bankruptcy Laws, whether or not such interest is allowed as a claim after such filing in any proceeding under such law), fees, expenses, indemnities, gross-ups or other payments thereunder and (ii) the principal of, premium, if any, and interest on all other Indebtedness of the Company (other than the Securities), whether outstanding on the date of the Indenture or thereafter Incurred, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness of the Company that is expressly subordinated in right of payment to any Senior Indebtedness of the Company or the Securities, (iii) Indebtedness of the Company that by operation of law is subordinate to any general unsecured obligations of the Company, (iv) Indebtedness of the Company to the extent Incurred in violation of any covenant of the Indenture, (v) any liability for federal, state or local taxes or other taxes, owed or owing by the Company, (vi) trade account payables owed or owing by the Company, (vii) amounts owed by the Company for compensation to any employee, officer or director for services rendered to the Company, (viii) Indebtedness of the Company to any Subsidiary or any other Affiliate of the Company and (ix) Indebtedness which when Incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code is without recourse to the Company or any Subsidiary.

         "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

         "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 309.

         "Stated Maturity," when used with respect to any Security or any installment of interest thereof, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" of any person means (i) any corporation of which more than 50% of the outstanding shares of Capital Stock having ordinary voting power for the election of directors is owned directly or indirectly by such Person and
(ii) any partnership, limited liability company, association, joint venture or other entity in which such Person, directly or indirectly, has more than a 50% equity interest, and, except as otherwise indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Company. Notwithstanding the foregoing, for purposes hereof, an Unrestricted Subsidiary shall not be deemed a Subsidiary of the Company other than for purposes of the definition of "Unrestricted Subsidiary" unless the Company shall have designated in writing to the Trustee an Unrestricted Subsidiary as a Subsidiary. A designation of an Unrestricted Subsidiary as a Subsidiary may not thereafter be rescinded.

         "Surviving Entity" shall have the meaning set forth under "Merger and Sale of Assets."

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "U.S. Dollars", "United States Dollars", "US$" and the symbol "$" each mean currency of the United States of America.

         "Unrestricted Subsidiary" means a Subsidiary of the Company designated in writing to the Trustee (i) whose properties and assets, to the extent they secure Indebtedness, secure only Non-Recourse Indebtedness, (ii) that has no Indebtedness other than Non-Recourse Indebtedness and (iii) that has no Subsidiaries.

         "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time, stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person, all of the Capital Stock (other than Directors' qualifying shares) or other ownership interests of which shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         "Working Capital Agreement" mean (i) the Second Amended and Restated Loan Agreement dated as of July 7, 1993, as amended, among the Company and the lender named therein and (ii) any other agreement or agreements between the Company and a financial institution or institutions providing for the making of loans or advances on a revolving basis, term loans, the issuance of letters of credit and/or the creation of the bankers' acceptances to fund the Company's general corporate requirements.

         SECTION 102.  OTHER DEFINITIONS.

                                                                                            DEFINED
           TERM                                                                            IN SECTION
           ----                                                                            ----------
"Act" ..........................................................................................105
"APB 16" ......................................................................................1008
"Bankruptcy Order"..............................................................................501
"CEDEL".........................................................................................201
"Change of Control Offer"......................................................................1011
"Change of Control Payment Date"...............................................................1011
"covenant defeasance" ..........................................................................403
"Custodian".....................................................................................501
"Defaulted Interest" ...........................................................................309
"defeasance" ...................................................................................402
"Euroclear".....................................................................................201
"Events of Default".............................................................................501
"Global Security"...............................................................................201
"incorporated provision" .......................................................................108
"indenture security holder".....................................................................118
"indenture to be qualified".....................................................................118
"indenture trustee".............................................................................118
"institutional trustee".........................................................................118
"Initial Blockage Period"......................................................................1203
"obligor".......................................................................................118
"Payment Blockage Period"......................................................................1203
"Permitted Junior Securities" .................................................................1202
"Physical Securities"...........................................................................201
"Private Placement Legend"......................................................................202
"Purchase Date" ................................................................................101
"rate(s) of exchange" ..........................................................................116
"Regulation S Global Security"..................................................................201
"Relevant Person" ..............................................................................119
"Restricted Global Security"....................................................................201
"Restricted Payments" .........................................................................1008
"Restricted Period" ............................................................................306
"Security Register" ............................................................................305
"Security Registrar" ...........................................................................305
"Subordinated Obligations" ....................................................................1201
"U.S. Government Obligations" ..................................................................404
"U.S. Physical Securities" .....................................................................201

         SECTION 103.  COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion (other than the certificates required by Section 1013) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 104.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 105.  ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Trust Indenture Act Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act
Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

         If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) For all purposes of this Indenture, all Initial Securities and Exchange Securities shall vote together as one series of Securities under this Indenture.

         SECTION 106.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing, to or with the Trustee at the Corporate Trust Office; or

                  (b) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to the Company addressed to it at Regal Cinemas, Inc., Attention:
         Secretary, 7132 Commercial Park Drive, Knoxville, Tennessee 37918.

         SECTION 107.  NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder when mailed whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 108. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST
                      INDENTURE ACT.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act sections, such imposed duties or incorporated provision shall control.

         SECTION 109.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 110.  SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 111.  SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 112.  BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 113.  GOVERNING LAW.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Upon the issuance of the Exchange Securities or the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

         SECTION 114.  LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 309, Stated Maturity or Purchase Date with respect to any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to Section 309, Stated Maturity or Purchase Date and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for payment of Defaulted Interest pursuant to
Section 309, Stated Maturity or Purchase Date, as the case may be, to the next succeeding Business Day.

         SECTION 115. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES.

         By the execution and delivery of this Indenture, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any federal or state court in the State of New York, Borough of Manhattan, or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to it (mailed or delivered to its Secretary at its principal office in Knoxville, Tennessee as specified in
Section 106(b) hereof, shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Indenture shall be in full force and effect.

         To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

         SECTION 116.  NO RECOURSE AGAINST OTHERS.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         SECTION 117.  RELIANCE ON FINANCIAL DATA.

         In computing any amounts under this Indenture,

                  (i) to the extent relevant in computing any amounts under this Indenture, the Company shall use audited financial statements of the Company, its Subsidiaries, any Person that would become a Subsidiary in connection with the transaction that requires the computation and any Person from which the Company or a Subsidiary has acquired an operating business, or is acquiring an operating business in connection with the transaction that requires the computation (each such Person whose financial statements are relevant in computing any particular amount, a "Relevant Person") for the period or portions of the period to which the computation relates for which audited financial statements are available on the date of computation and unaudited financial statements and other current financial data based on the books and records of the Relevant Person or Relevant Persons, as the case may be, to the extent audited financial statements for the period or any portion of the period to which the computation relates are not available on the date of computation, and

                  (ii) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of any Relevant Person that are available on the date of the computation.

         SECTION 118.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

         All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by the Commission rule have the meanings assigned to them by such definitions.


                                   ARTICLE TWO

                                 SECURITY FORMS

         SECTION 201.  FORMS GENERALLY.

         The Initial Securities shall be known as the "8 1/2% Senior Subordinated Notes due 2007" and the Exchange Securities shall be known as the "8 1/2% Exchange Senior Subordinated Notes due 2007", in each case, of the Company. The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         The Initial Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated September 19, 1997, among the Company, Goldman, Sachs & Co., and Lehman Brothers Inc.

         Initial Securities offered and sold to "qualified institutional buyers" (as defined in Rule 144A) in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons substantially in the form set forth in this Article (collectively, the "Restricted Global Security") deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Initial Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more permanent global Securities in fully registered form without interest coupons (collectively, the "Regulation S Global Security" and, together with the Restricted Global Security, the "Global Securities" or each individually, a "Global Security") substantially in the form set forth in this Article. The Regulation S Global Securities will be registered in the name of a nominee of DTC and deposited with the Trustee on behalf of the Purchasers, for the accounts of the Euroclear System ("Euroclear") and Cedel Bank, S.A. ("CEDEL"). The aggregate principal amount of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided. Until and including the 40th day after the date of this Indenture, beneficial interests in the Regulation S Global Security may be held only through Euroclear or CEDEL, unless delivery is made through the Restricted Global Security in accordance with the certification requirements provided in this Indenture.

         If DTC is at any time unwilling or unable to continue as a depositary, or if, in the case of the Regulation S Global Security held for an account of Euroclear or CEDEL, Euroclear or CEDEL, as the case may be, is closed for business for 14 continuous days or announces an intention to cease or permanently ceases business, the Company will issue certificates for the Securities in definitive, fully registered, non-global form without interest coupons in exchange for the Regulation S Global Security or Restricted Global Security, as the case may be. In all cases, certificates for Securities delivered in exchange for any Global Security or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by DTC.

         In the case of certificates for Securities in non-global form issued in exchange for the Regulation S Global Security or Restricted Global Security, such certificates will bear the first legend appearing under Section 202 of this Indenture (unless the Company determines otherwise in accordance with applicable law). The holder of a Security in non-global form may transfer such Security, subject to compliance with the provisions of such legend, by surrendering it at the office or agency maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, which initially will be the office of the Trustee.

         Initial Securities offered and sold other than as global securities shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in this Article (the "U.S. Physical Securities").

         SECTION 202.  RESTRICTIVE LEGENDS.

         Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case as provided for in the Registration Rights Agreement and each such Restricted Global Security and each U.S. Physical Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFERROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (5) TO AN INSTITUTION THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (IF APPLICABLE) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

         Each Global Security, whether or not an Initial Security, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN

         ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  SECTION 203.  FORM OF FACE OF SECURITY.

                                REGAL CINEMAS, INC.


              8 1/2% [Exchange]* Senior Subordinated Note due 2007




NO._______                                                          CUSIP ______


         Regal Cinemas, Inc., a Tennessee corporation (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________ or registered assigns, the principal sum of __________________________ DOLLARS [(or such other amount that may from time to time be indicated on the records of DTC or its nominee or on the records of the Trustee as custodian for DTC or its nominee as the result of increases or decreases by adjustments made on the records of DTC or its nominee or on the records of the Trustee, as the custodian for DTC, in accordance with the rules and procedures of DTC; provided; however that such amount may not exceed $125,000,000)]** on October 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on April 1, 1998, and semiannually thereafter, on April 1 and October 1 in each year, from September 24, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 8 1/2% per annum [subject to adjustment as provided below],*** until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date of the Interest Payment Date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may

----------
  * Include only for Exchange Securities.
 ** Include only for Global Securities
*** Include only for Initial Securities.

be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         [The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated as of September 24, 1997, between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement"). In the event that (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission on or prior to the 60th day following the date of original issuance of the Securities, (b) the Exchange Offer Registration Statement is not declared effective on or prior to the 150th day following the date of original issuance of the Securities, (c) the Exchange Offer (as defined in the Registration Rights Agreement) is not consummated or, if applicable, the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 180th day following the date of original issuance of the Securities or (d) any registration statement required by the Registration Rights Agreement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective, then the interest rate borne by this Security shall be increased by 0.50% per annum following such 60-day period in the case of clause (a) above, following such 150-day period in the case of clause (b) above, following such 180-day period in the case of clause (c) above and following the date on which the relevant registration statement ceases to be effective in the case of clause (d) above. The aggregate amount of such increase from the original interest rate pursuant to these provisions shall in no event exceed 1.00% per annum. Upon (w) the filing of the Exchange Offer Registration Statement after the 60-day period described in clause (a) above, (x) the effectiveness of the Exchange Offer Registration Statement after the 150-day period described in clause (b) above, (y) the consummation of the Exchange Offer or, if applicable, the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), as the case may be, after the 180-day period described in clause (c) above or (z) the effectiveness of a succeeding registration statement after the date in clause (d) above, the interest rate borne by this Security from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the interest rate set forth above. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Security.]*

--------
* Include only for Initial Securities.

         Securities that remain outstanding after the consummation of the Exchange Offer and Exchange Securities issued in connection with the Exchange Offer will be treated as a single class of securities under this Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York (which shall be the Corporate Trust Office of the Trustee, unless the Company shall designate and maintain some other office or agency for such purpose), or at such other office or agency of the Company as may be maintained for such purpose, in lawful money of the United States of America; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

         Interest on this Security shall be computed on the basis of a year of twelve 30-day months.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                               REGAL CINEMAS, INC.


                                                     By ________________________
                                                        Name:
                                                        Title:
Attest:
                                                     By ________________________
                                                        Name:
                                                        Title:
____________________
Authorized Signature

         SECTION 204.  FORM OF REVERSE OF SECURITY.

         This Security is one of a duly authorized issue of securities of the Company designated as its 8 1/2% [Exchange]* Senior Subordinated Notes due 2007 (the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $125,000,000, which may be issued under an indenture (the "Indenture") dated as of September 24, 1997 between the Company, as issuer, and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture and in any other agreements entered into by the Trustee, as permitted or required by the Indenture, to acknowledge or effectuate such subordination, to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

         On or before each payment date, the Company shall deliver or cause to be delivered to the Trustee or the Paying Agent an amount in U.S. Dollars sufficient to pay the amount due on such payment date.

         The Securities are redeemable, at the option of the Company, as a whole or in part, upon not less than 30 nor more than 60 days' notice by first-class mail, at any time on or after October 1, 2002, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning October 1 of the years indicated together with accrued and unpaid interest, if any, to the Redemption Date:


                 YEAR                                      REDEMPTION PRICE
                 ----                                      ----------------

         2002.............................................     104.250%
         2003.............................................     102.833
         2004.............................................     101.417
         2005 and thereafter..............................         100%

--------
* Include only for Exchange Securities.

         In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         Upon the occurrence of a Change of Control, the Company will be required to make a Change of Control Offer, subject to certain limitations provided in the Indenture, at a Purchase Price in cash in an amount equal to 101% of the principal amount of this Security plus accrued and unpaid interest.

         If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

         If money for the payment of the principal of (and premium, if any) or interest on this Security remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more replacement Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

         Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

         A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee, respectively, under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         This Security shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

                           Regal Cinemas, Inc.
                           7132 Commercial Park Drive
                           Knoxville, Tennessee 37918
                           Attention: Secretary

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Security purchased by the Company pursuant to
Section 1011 of the Indenture, check the Box:  [     ].

         If you wish to have a portion of this Security purchased by the Company pursuant to Section 1011 of the Indenture, state the amount (must be an integral multiple of $1,000) below:


                                              $
                                               ---------------------.


Date:

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee: 1










----------
1 Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         SECTION 205.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.

                                                     IBJ SCHRODER BANK & TRUST
                                                         COMPANY,
                                                        as Trustee
Dated:

                                                     By: _______________________
                                                           Authorized Officer


                                  ARTICLE THREE

                                 THE SECURITIES

         SECTION 301.  TITLE AND TERMS.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $125,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 308, 906, 1011 or 1108 or pursuant to an Exchange Offer.

         The Initial Securities shall be known and designated as the "8 1/2% Senior Subordinated Notes due 2007" and the Exchange Securities shall be known and designated as the "8 1/2% Exchange Senior Subordinated Notes due 2007". The Stated Maturity of the Securities shall be October 1, 2007, and, subject to any adjustment set forth therein, they shall bear interest at the rate of 8 1/2% per annum from September 24, 1997, or the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on April 1, 1998, and semiannually thereafter on April 1 and October 1 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

         The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

         The Securities shall not be redeemable, other than as provided in Article Eleven.

         SECTION 302.  DENOMINATIONS.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 or any integral multiple thereof.

         SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by any two of the following: its Chairman, any Vice Chairman, its President, its Vice Presidents or its Treasurer, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         The Trustee shall (upon Company Order) authenticate and deliver Securities for original issue in an aggregate principal amount of up to $125,000,000.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall be entitled to appropriate compensation therefor pursuant to Section 606. The Company or any of its Wholly Owned Subsidiaries incorporated in the United States may act as Paying Agent, Registrar, co-registrar or transfer agent.

         The Company initially appoints the Trustee as Registrar and Paying Agent in connection with Securities.

         In case the Company, pursuant to Article Eight, shall be amalgamated, consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such amalgamation, consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such amalgamation, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If replacement Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

         SECTION 304.  TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Said office or agency is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more replacement Securities of any authorized denomination or denominations of a like aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange (including an exchange of Initial Securities for Exchange Securities), the Company shall execute, and the Trustee shall authenticate and make available for delivery, the replacement Securities which the Holder making the exchange is entitled to receive; provided that no exchange of Initial Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and the Initial Securities to be exchanged for the Exchange Securities shall be cancelled by the Trustee.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 906, 1011 or 1108 not involving any transfer or pursuant to an Exchange Offer.

         The Company shall not be required to issue replacement Securities or register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1105 and ending at the close of business on the day of such mailing or to transfer or exchange any Security so selected for redemption in whole or in part.

         Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 306.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

         (a) The Global Securities initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary,
(ii) be deposited with, or on behalf of, the Depository or with the Trustee, as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

         The Depository or its nominee shall be the Holder of the Global Securities, and owners of beneficial interests in the Securities represented by the Global Securities shall hold such interests pursuant to the procedures and practices of the Depositary. Any such owner's beneficial ownership of any such Securities will be shown only on, and the transfer of such ownership interest shall be effected only through, records maintained by the Depositary or its nominee. Investors in the Regulation S Global Security may hold their interests in Regulation S Global Security through Euroclear or CEDEL, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors in the Regulation S Global Security may also hold such interests through organizations other than Euroclear or CEDEL that are participants in the Depositary's system. Euroclear and CEDEL will hold interests in the Regulation S Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries, which, in turn, will hold such interests in the Regulation S Global Security in customer's securities accounts in the depositaries' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or CEDEL, may be subject to the procedures and requirements of the Depositary.

Those interests held through Euroclear and CEDEL will be subject to the procedures and requirements of such system. As used herein, the term "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that Goldman, Sachs & Co. advises the Company and the Trustee of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) and (ii) the original issue date of the Securities.

         (b) Transfers of any Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in any Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 307.

         Unless (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for a Global Security or ceases to be a "Clearing Agency" registered under the Exchange Act or announces an intention permanently to cease business or does in fact do so and a successor Depositary is not appointed by the Company within 90 days of such notice, (ii) an Event of Default has occurred and is continuing with respect to a Global Security or
(iii) in the case of a Global Security held for the account of Euroclear or CEDEL, Euroclear or CEDEL, as the case may be, is closed for business for 14 continuous Business Days or announces an intention to cease or permanently ceases business, owners of beneficial interests in a Global Security will not be entitled to have any portions of such Global Security registered in their names, will not receive or be entitled to receive physical delivery of Securities in definitive form and will not be considered the owners or holders of the Global Security.

         (c) Securities issued in exchange for a Global Security or any portion thereof pursuant to the last sentence of subsection (b) of this Section shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. In the event of the occurrence of any of the events specified in the last sentence of subsection (b) of this Section 306, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive form.

         (d) Except as otherwise set forth in this Indenture or a Global Security, owners of beneficial interests in the Securities evidenced by a Global Security will not be entitled to any rights under this Indenture with respect to such Global Security, and the Depositary or its nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any such agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or its nominee or impair, as between the Depositary or its nominee and such owners of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary or its nominee as Holder of any Security.

         SECTION 307.  SPECIAL TRANSFER PROVISIONS.

         Unless and until (i) an Initial Security is sold under an effective Registration Statement, or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Exchange Offer Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

                  (a) Restricted Global Security to Regulation S Global Security. If, at any time, an owner of a beneficial interest in a Restricted Global Security deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Restricted Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Security as provided in this Section 307(a). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the applicable Restricted Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or CEDEL account (if applicable) to be credited with such increase, and (3) a certificate substantially in the form of Exhibit A-1 hereto given by the owner of such beneficial interest, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of the applicable Restricted Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Regulation S Global Security by the principal amount of the beneficial interest in the Restricted Global Security to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the aggregate principal amount of the applicable Restricted Global Security, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Restricted Global Security that is being exchanged or transferred.

                  (b) Regulation S Global Security to Restricted Global Security. If, at any time, an owner of a beneficial interest in a Regulation S Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its interest in such Regulation S Global Security to a Person who is required or permitted to take delivery thereof in the form of an interest in a Restricted Global Security, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security, as provided in this Section 307(b). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the beneficial interest in the Regulation S Global Security to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with such increase and (3) if such transfer is requested prior to the expiration of the Restricted Period, a certificate in the form of Exhibit A-2 attached hereto given by the owner of such beneficial interest, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount of such Regulation S Global Security and to increase or cause to be increased the aggregate principal amount of the applicable Restricted Global Security by the principal amount of the beneficial interest in the Regulation S Global Security to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Restricted Global Security equal to the reduction in the aggregate principal amount of such Regulation S Global Security and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Security that is being transferred. After the expiration of the Restricted Period, the certificate described in clause (3) above shall no longer be required to effect transfers pursuant to this Section 307(b).


                  (c) Transfers of U.S. Physical Securities for Restricted Global Security or Regulation S Global Security. If the holder of a U.S. Physical Security wishes at any time to transfer such holder's U.S. Physical Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security or the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 307(c). Upon receipt by the Trustee of
         (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security or Restricted Global Security, as the case may be, in a principal amount equal to that of the U.S. Physical Securities to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary (and the Euroclear or CEDEL account, as applicable) to be credited with such beneficial interest and (3) a certificate in substantially the form set forth in Exhibit A-3, given by the holder of such U.S. Physical Security, the Trustee, as Security Registrar, shall instruct the Depositary to increase the principal amount of the Regulation S Global Security or the Restricted Global Security, as the case may be, by the principal amount of the U.S. Physical Security to be so transferred, and to cancel or cause to be canceled such U.S. Physical Security.

                  (d) Restricted Global Security or U.S. Physical Security to Regulation S Global Security After Two Years. If the holder of a beneficial interest in a Restricted Global Security or U.S. Physical Security wishes at any time after the second anniversary of the date of original issuance of the Securities to (A) transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security or (B) to exchange such interest for a beneficial interest in a Regulation S Global Security, such transfer or exchange may be effected, subject to the Applicable Procedures, only in accordance with this Section 307(d). Upon receipt by the Trustee of (1) in the case of a transfer or exchange of an interest in the Restricted Global Security or a U.S. Physical Security, instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a beneficial interest in the Regulation S Global Security in an amount equal to that the beneficial interest in the Restricted Global Security to be so transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with such beneficial interest and (3) a certificate substantially in the form of Exhibit A-4 hereto given by the holder of such beneficial interest, the Trustee, as Registrar, shall (i) in the case of a transfer or exchange of an interest in the Restricted Global Security, instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred or exchanged, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer or exchange or (ii) in the case of a transfer or exchange of a U.S. Physical Security, cancel such U.S. Physical Security and increase the principal amount of the Regulation S Global Security accordingly.

                  (e) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         SECTION 308.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

         Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 309.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the interest rate borne


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



by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.



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



         SECTION 310.  PERSONS DEEMED OWNERS.

         Prior to the time of due presentment for registration of transfer, the Company or the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 309) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 311.  CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be made available for delivery to the Trustee and shall be promptly cancelled by it. The Company shall deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be delivered to the Company if by a Company Order the Company shall direct that cancelled Securities be returned to it.

         SECTION 312.  COMPUTATION OF INTEREST.

         Interest on the Securities shall be computed on the basis of a 360 day year of twelve 30-day months.

         SECTION 313.  CUSIP NUMBERS

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness and accuracy of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or such omission of such numbers.




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



                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 401. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT
                      DEFEASANCE.

         The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 402 or Section 403 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Four.

         SECTION 402.  DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise under Section 401 of the option applicable to this Section 402, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of
Section 405 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in
Section 404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 308, 1002 and 1013, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith, including the Company's obligations under Section 606 hereof and (D) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities.

         SECTION 403.  COVENANT DEFEASANCE.

         Upon the Company's exercise under Section 401 of the option applicable to this Section 403, the Company shall be released from its obligations under any covenant contained in Articles Eight and Twelve and in Sections 1004 through 1012 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed Outstanding for financial accounting purposes). For this purpose, such covenant defeasance means


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



that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 501(c) and 501(d), but, except as specified above, the remainder of this Indenture (including Section 606 hereof) and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 401 of the option applicable to Section 403, Sections 501(c) through (f) shall not constitute Events of Default.

         SECTION 404.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to application of either Section 402 or Section 403 to the Outstanding Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, or
         (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give the Trustee, in accordance with
         Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S.


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



         Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Section 501(g),
         (h) or (i) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound and is not prohibited by Article Twelve hereof.

                  (4) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since September 24, 1997, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (5) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (6) The Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that such deposit shall not cause the Trustee or the trust so created to be subject to the Investment Company Act of 1940.

                  (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 402 or 403 was not made by the Company with the intent of preferring the Holders over other


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



         creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent relating to either the defeasance under Section 402 or the covenant defeasance under Section 403 (as the case may be) have been complied with.

         Notwithstanding the provisions of this Article Four, the obligations of the Company to the Trustee under Section 606 shall survive.

         SECTION 405.  DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS
                       TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 405, the "Trustee") pursuant to Section 404 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee on an after-tax basis against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

         Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 404(1)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

         SECTION 406.  REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any money in accordance with Section 405, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this


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



Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 405; provided, however, that, if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.


                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501.  EVENTS OF DEFAULT.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any interest on any Security when it becomes due and payable and continuance of such default for a period of 30 days;

                  (b) default in the payment of the principal of or premium, if any, on any Security at its Maturity (upon acceleration, optional redemption, required purchase or otherwise);

                  (c) default in the payment of principal and interest when due and payable on any Security required to be repurchased pursuant to an Offer to Purchase upon a Change of Control;

                  (d) default in the performance, or breach, of any covenant or warranty of the Company contained in this Indenture (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with in clause (a), (b) or (c) above) and continuance of such default or breach for a period of 60 days after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities then Outstanding;

                  (e) (A) one or more defaults in the payment of principal of or premium, if any, on Indebtedness of the Company or any Subsidiary, aggregating $5.0 million or more, when the same becomes due and payable at the stated maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (B) Indebtedness of the Company or any Subsidiary aggregating $5.0


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



         million or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled prepayment) prior to the stated maturity thereof;

                  (f) any holder of any Indebtedness in excess of $5.0 million in the aggregate of the Company or any Subsidiary shall notify the Trustee of the intended sale or disposition of any assets of the Company or any Subsidiary that have been pledged to or for the benefit of such Person to secure such Indebtedness or shall commence proceedings, or take action (including by way of set-off) to retain in satisfaction of any such Indebtedness, or to collect on, seize, dispose of or apply, any such asset of the Company or any Subsidiary pursuant to the terms of any agreement or instrument evidencing any such Indebtedness of the Company or any Subsidiary or in accordance with applicable law;

                  (g) one or more final judgments or orders shall be rendered against the Company or any Subsidiary for the payment of money, either individually or in an aggregate amount, in excess of $5.0 million and shall not be discharged and either (A) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (B) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, was not in effect; and

                  (h) the Company or any Subsidiary pursuant to or under or within the meaning of any Bankruptcy Law:

                           (1) commences a voluntary case or proceeding;

                           (2) consents to the entry of a Bankruptcy Order in an
                  involuntary case or proceeding or the commencement of any case against it;

                           (3) consents to the appointment of a Custodian of it
                  or for any substantial part of its property;

                           (4) makes a general assignment for the benefit of its
                  creditors or files a proposal or other scheme of arrangement involving the rescheduling or composition of its indebtedness;

                           (5) files a petition in bankruptcy or an answer or
                  consent seeking reorganization or relief; or

                           (6) consents to the filing of such petition in
                  bankruptcy or the appointment of or taking possession by a Custodian; or

                  (i) a court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against the Company or any Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 60 consecutive days; or

                  (j) a Custodian shall be appointed out of court with respect to the Company or any Subsidiary, or with respect to all or any substantial part of the property of the Company or any Subsidiary.

                  "Custodian" means any receiver, interim receiver, receiver and manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law or any other person with like powers. "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.


         SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than an Event of Default specified in Section 501(h), (i) or (j)) occurs and is continuing, then and in every such case the Trustee, by notice to the Company, or the Holders of not less than 25% in principal amount of the Securities Outstanding, by notice to the Company and the Trustee, may declare the principal of all the Securities to be due and payable immediately. If an Event of Default specified in Section 501(h), (i) or
(j) occurs and is continuing, then the principal of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Company will deliver to the Trustee, within 10 days after the occurrence thereof, notice of any default or acceleration referred to in Sections 501(c) and 501(d).

         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Company has paid or deposited, or caused to be paid or deposited, with the Trustee a sum sufficient to pay

                           (1) all overdue interest on all Securities,



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



                           (2) the principal of (and premium, if any, on) any
                  Securities that has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                           (3) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Securities, and

                           (4) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the non-payment of principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because an Event of Default specified in Section 501(e) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

         SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                      TRUSTEE.

         The Company covenants that if

                  (a) default is made in the payment of any interest on any Security when it becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Security at its Maturity,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall


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



be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights.

         SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 606.



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



         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                      SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506. APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 606; and

                  SECOND: Subject to Article Twelve, to the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest.

         SECTION 507. LIMITATION ON SUITS.

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;



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                  (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

         SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                       PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right as between itself and the Company, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 309) interest on the respective due dates expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

         Except as provided in Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.  DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512.  CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability or be prejudicial to Holders not joining therein, and

                  (b) subject to the provisions of Trust Indenture Act Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 513.  WAIVER OF PAST DEFAULTS.

         The Holders of a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (a) in the payment of the principal of (or premium, if any) or interest on any Security, or

                  (b) arising from a failure to make or consummate a Change of Control Offer in accordance with the provisions of Section 1011 hereof, or



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



                  (c) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514.  UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         SECTION 515.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



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         SECTION 516.  APPLICATION OF TRUST INDENTURE ACT TO THIS INDENTURE.

         Prior to the effectiveness of the Registration Statement, this Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act. After the effectiveness of the Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601.  NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that, in the case of any default or breach of the character specified in Section 501(c), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

         SECTION 602.  CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Trust Indenture Act Sections 315(a) through (d), which provisions are incorporated by reference herein:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any


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



         action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (i) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (j) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.


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




         SECTION 603.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 604.  MAY HOLD SECURITIES.

         The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Trust Indenture Act Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         SECTION 605.  MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         SECTION 606.  COMPENSATION AND REIMBURSEMENT.

                  The Company agrees:

                  (a) to pay to the Trustee from time to time such compensation as shall be agreed to in writing by the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel of its selection), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to notify the Company shall not relieve the Company of its obligations hereunder.

         The obligations of the Company under this Section shall not be subordinated to the payment of Senior Indebtedness pursuant to Article 12. As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim and lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 606, except with respect to funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f) or Section 501(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture.


         SECTION 607.  CONFLICTING INTERESTS.

         The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act provided, however, that there shall be excluded from the operation of Trust Indenture Act Section 310 (b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Section 310 (b) (1) are met.

         SECTION 608.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $50,000,000 and have its Corporate Trust Office in any state of the United States of America to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its


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



combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 609.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 610.

         (b) The Trustee, or any successor Trustee, may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee or the Holders of a majority in principal amount of the Outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 610, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and so accepted appointment, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register and to an authorized representative of the holders of Designated Senior Indebtedness. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after such removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         SECTION 610.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under Section 606, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject to the claim and lien provided for in Section 606. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 611. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                      BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases, such Securities shall have the full force to be and effect provided for anywhere in the Securities or this Indenture.


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.  DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided no such list need be furnished if the Trustee shall be the Security Registrar.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with this Section 701, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section 701.

         SECTION 702.  REPORTS BY TRUSTEE.

         Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 if required by Trust Indenture Act Section 313(a).



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



         SECTION 703.  REPORTS BY COMPANY.

         The Company shall:

                  (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).



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                                  ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

         SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not, in a single transaction or through a series of related transactions, (i) consolidate with or merge with or into any other Person or (ii) directly or indirectly, sell, assign, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person unless:

                  (a) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person that acquired such properties and assets of the Company by assignment, transfer, lease or other disposition (the "Surviving Entity") shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume by supplemental indenture, all the obligations of the Company under the Securities and the Indenture,

                  (b) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default shall have occurred and be continuing, and

                  (c) immediately after giving effect to such transaction on a pro forma basis, the Surviving Entity could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1007 hereof.

         In connection with any consolidation, merger, transfer or lease contemplated hereby, the Company shall deliver, or cause to be delivered, to the Trustee, in the form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and the supplemental indenture in respect thereto comply with the provisions described herein and that all conditions precedent herein provided for or relating to such transaction have been complied with.

         SECTION 802.  SUCCESSOR SUBSTITUTED.

         Upon any consolidation, merger or sale, assignment, transfer, lease or other disposition of all or substantially all of the assets of the Company in accordance with Section 801, the Surviving Entity shall succeed to, shall be substituted for and may exercise every right and power of the Company under the Securities and this Indenture, with the same effect as if such successor corporation had been named as the Company herein. In the event of any transaction (other than


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



a lease) described and listed in Section 801 in which the Company is not the Surviving Entity, the Surviving Entity formed or remaining shall succeed to, be substituted for and may exercise every right and power of the Company, and the Company shall be discharged from all obligations and covenants under the Securities and this Indenture.


                                  ARTICLE NINE

                     SUPPLEMENTS AND AMENDMENTS TO INDENTURE

         SECTION 901.  SUPPLEMENTAL INDENTURES AND AMENDMENTS
                       WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities;

                  (b) to add to the covenants of the Company, for the benefit of the Holders, or to surrender any right or power herein or in the Securities conferred upon the Company;

                  (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that, in each case, such other provisions shall not adversely affect the interests of the Holders in any material respect;

                  (d) to secure the Securities; or

                  (e) to make any change in Article Ten hereof or in Article Twelve or the related definitions herein contained that would limit or terminate the benefits available to any holder of Senior Indebtedness (or authorized representatives therefor) under such Article;

                  (f) to make any other change that does not adversely affect the rights of any Holder; or

                  (g) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, as amended.



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



                  Notwithstanding the foregoing, no amendment may be made to Article Twelve hereof that adversely affects the rights of any holder of any Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or their representative) consent to such change.

         SECTION 902. SUPPLEMENTAL INDENTURES AND CERTAIN AMENDMENTS WITH
                      CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities), by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of waiving or modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (b) reduce the amount of, or change the coin or currency of, or impair the right to institute suit for the enforcement of, the Purchase Price that would be payable in connection with a Change of Control Offer; or

                  (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (d) modify any of the provisions of this Section or Sections 513 and 1014, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

                  (e) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to any Holder.



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



         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Sections 315(a) through (d) and Section 602 hereof) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         SECTION 907.  NOTICE OF SUPPLEMENTAL INDENTURES.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 107, setting forth in general terms the substance of such supplemental indenture.



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



                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         Principal of (premium, if any) and interest shall be considered paid on the date due if as of 10:00 a.m. (New York City time) on such date the Trustee or the Paying Agent if other than the Company or an Affiliate of the Company holds in accordance with this Indenture money in immediately available funds sufficient to pay all principal (premium, if any) and interest then due and the Trustee, the Paying Agent or the Affiliate of the Company, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture.

         SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain, in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.




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



         SECTION 1003.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and


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



remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request unless an abandoned property law designates another person, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or mail to each such Holder or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.  CORPORATE EXISTENCE.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and corporate power and authority of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such corporate existence and corporate power and authority if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

         SECTION 1005.  PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary that could produce a material adverse effect on the consolidated financial condition of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1006.  MAINTENANCE OF PROPERTIES.

         The Company will cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except, in every case, as and to the extent that the Company may be prevented by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of the Company; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1007.  LIMITATION ON CONSOLIDATED INDEBTEDNESS.

         The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or guarantee, or in any other manner become directly or indirectly liable for the payment of, any Indebtedness (excluding Permitted Indebtedness) unless at the time of such event and after giving effect thereto on a pro forma basis the Company's Consolidated EBITDA Ratio for the four (4) full fiscal quarters immediately preceding such event, taken as one period calculated on the assumption that such Indebtedness had been incurred on the first day of such four-quarter period, is greater than or equal to 2.0:1.

         SECTION 1008.  LIMITATION ON RESTRICTED PAYMENTS.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

                  (a) declare or pay any dividend on, or make any distribution in respect of, any shares of the Capital Stock of the Company or any of its Subsidiaries (excluding dividends or distributions payable in shares of its Capital Stock or in options, warrants or other rights to purchase such Capital Stock, but including dividends or distributions payable in Redeemable Capital Stock or in options, warrants or other rights to purchase Redeemable Capital Stock (other than dividends on such Redeemable Capital Stock payable in shares of such Redeemable Capital Stock)) held by any Person other than the Company or any of its Wholly Owned Subsidiaries; or

                  (b) purchase, redeem or acquire or retire for value any Capital Stock of the Company or any Affiliate thereof (other than any Wholly Owned Subsidiary of the Company) or any options, warrants or other rights to acquire such Capital Stock; (such payments or any other actions described in (a) and (b) above are collectively referred to as "Restricted Payments") unless at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing, (2) the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions of Section 1007 and (3) the aggregate amount of all Restricted Payments declared


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



or made after the Closing Date (including the proposed Restricted Payment) does not exceed the sum of:

                  (i)(A) Consolidated EBITDA for the Restricted Payments Computation Period minus (B) 2 times Consolidated Interest Expense for the Restricted Payments Computation Period;

                  (ii) the aggregate net proceeds, including the Fair Market Value of property other than cash (as determined by the Board of Directors, whose determination shall be conclusive, except that for any property whose Fair Market Value exceeds $10 million such Fair Market Value shall be confirmed by an independent appraisal obtained by the Company), received after the Closing Date by the Company from the issuance or sale (other than to any of its Subsidiaries) of shares of Capital Stock of the Company (other than Redeemable Capital Stock) or warrants, options or rights to purchase such shares of Capital Stock;

                  (iii) the aggregate net proceeds, including the Fair Market Value of property other than cash (as determined by the Board of Directors, whose determination shall be conclusive, except that for any property whose Fair Market Value exceeds $10 million such Fair Market Value shall be confirmed by an independent appraisal obtained by the Company), received after the Closing Date by the Company from debt securities that have been converted into or exchanged for Capital Stock of the Company (other than Redeemable Capital Stock) to the extent such debt securities were originally sold for such net proceeds plus the aggregate cash received by the Company at the time of such conversion; and

                  (iv) $100 million.

         Notwithstanding the foregoing limitation, (a) the Company may (i) pay dividends on its Capital Stock within sixty days of the declaration thereof if, on the declaration date, such dividends could have been paid in compliance with the foregoing limitation and (ii), acquire, redeem or retire Capital Stock in exchange for, or in connection with a substantially concurrent issuance of, Capital Stock of the Company (other than Redeemable Capital Stock) and (b) the term "Restricted Payments" shall not include any dividend on, or distribution in respect of, any shares of the Capital Stock of a Person that is acquired by the Company in a business combination accounted for as a pooling of interests in accordance with Accounting Principles Board Opinions No. 16 (or any successor thereto) ("APB 16") provided such dividend or distribution is declared and paid prior to the date of such acquisition and was not in contemplation of such acquisition within the requirements and interpretations of APB 16.

           SECTION 1009. LIMITATION ON TRANSACTIONS WITH AFFILIATES.


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




         (a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than a Wholly Owned Subsidiary of the Company) involving aggregate consideration in excess of $5.0 million unless (a) such transaction or series of transactions is on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than would be available at the time of such transaction or series of transactions in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company, (b) such transaction or series of transactions is in the best interests of the Company and (c) with respect to a transaction or series of transactions involving aggregate consideration in excess of $50.0 million, a majority of disinterested members of the Board of Directors determines that such transaction or series of transactions complies with clauses (a) and (b) above, as evidenced by a Board Resolution.

         (b) Notwithstanding the foregoing limitation, the Company and its Subsidiaries may enter into or suffer to exist the following: (i) any transaction pursuant to any contract in existence on the Closing Date; (ii) any Restricted Payment permitted to be made pursuant to the provisions of Section 1008; (iii) any transaction or series of transactions between the Company and one or more of its Subsidiaries or between two or more of its Subsidiaries (provided that no more than 5% of the Capital Stock in any such Subsidiary is owned, directly or indirectly (other than by direct or indirect ownership of Capital Stock in the Company), by any Affiliate of the Company other than a Subsidiary) and (iv) the payment of compensation (including amounts paid pursuant to employee benefit plans) for the personal services of officers, directors and employees of the Company or any of its Subsidiaries.

         SECTION 1010.  LIMITATION ON SENIOR SUBORDINATED INDEBTEDNESS.

         The Company will not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Indebtedness and senior in right of payment to the Securities.

         SECTION 1011.  CHANGE OF CONTROL.

         Upon the occurrence of a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to purchase all Outstanding Securities at a purchase price equal to 101% of their principal amount plus accrued and unpaid interest, if any, to the date of purchase.

         Within 30 days following the date upon which the Change of Control occurred, the Company must send, by first class mail, a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the "Change of Control


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



Payment Date"). The Change of Control Offer is required to remain open for at least 20 Business Days and until the close of business on the Change of Control Payment Date.

         In the event that the Company makes a Change of Control Offer to purchase the Securities pursuant to this Section 1011, the Company will comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act.

         SECTION 1012.  PROVISION OF FINANCIAL INFORMATION.

         Whether or not the Company is subject to the reporting requirements of the Exchange Act, or any successor provision thereto, the Company will furnish without cost to each Holder of Securities and file with the Commission and the Trustee (i) within 135 days after the end of each fiscal year of the Company (x) audited year-end consolidated financial statements (including a balance sheet, income statement and statement of cash flows) prepared in accordance with GAAP and (y) the information described in Item 303 of Regulation S-K under the Securities Act, with respect to such period, and (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, (x) unaudited quarterly consolidated financial statements (including a balance sheet, income statement and statement of cash flows) prepared in accordance with GAAP and (y) the information described in Item 303 of Regulation S-K under the Securities Act, with respect to such period. In addition, the Company will furnish to any prospective purchaser of Securities or beneficial owner of Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act, until such time as the Company has either exchanged the Securities for the Exchange Securities or until such time as the Holders thereof have disposed of such Securities pursuant to a Shelf Registration Statement.

         SECTION 1013.  STATEMENT AS TO COMPLIANCE.

         The Company shall deliver to the Trustee, within 30 days after the end of each fiscal year of the Company ending after the date hereof (which on the date hereof ends on the Thursday closest to December 31), a brief certificate of its principal executive officer, principal financial officer or principal accounting officer stating that a review of the Company's activities during such year and of performance under this Indenture has been made under his supervision and that, to such officer's knowledge, the Company is in compliance with all covenants and conditions to be complied with by it under this Indenture. For purposes of this Section 1013, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         When a Default has occurred and is continuing or if the Trustee, any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default, the Company shall deliver to the Trustee an Officers' Certificate specifying such Default, notice or other action within 10 Business Days of its occurrence.

         SECTION 1014.  WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 to 1012, if before the time for such compliance, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

         SECTION 1015.  FALL-AWAY OF CERTAIN COVENANTS.

         In the event that the Securities attain Investment Grade Status and no Event of Default or Default shall have occurred and be continuing (the occurrence of the foregoing events, being collectively referred to as the "Fall-away Event"), the covenants described under Sections 801(c) and 1007 to 1010 will no longer be applicable to the Company and its Subsidiaries; provided that the Company delivers to the Trustee (i) an Officers' Certificate certifying that the Fall-away Event shall have occurred and (ii) a letter from Moody's or S&P, as the case may be, dated not more than three days prior to the date such covenants are to become subject to this Section 1015, verifying the Investment Grade Status of the Securities. As a result, upon the occurrence of the Fall-away Event the Securities will be entitled to substantially no covenant protection.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101.  RIGHT OF REDEMPTION.

         The Securities may be redeemed at the election of the Company, as a whole or in part and from time to time, at any time on or after October 1, 2002 subject to the conditions and at the Redemption Prices specified in the form of Security in Sections 203, 204 and 205 hereto, together with accrued and unpaid interest to the Redemption Date.

         SECTION 1102.  APPLICABILITY OF ARTICLE.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.



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



         SECTION 1103.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem the Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption shall comply with the conditions herein.

         SECTION 1104.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000. Securities and any portions of such Securities selected by the Trustees shall be in amounts of $1,000 or integral multiples thereof.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         SECTION 1105.  NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state (including CUSIP number, if any):

                  (a) the principal amount of each Security held by such Holder to be redeemed;

                  (b) the Redemption Date;

                  (c) the Redemption Price and the amount of accrued interest, if any, to be paid;



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



                  (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, that such Securities must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest, if any, and that interest thereon shall cease to accrue on and after said date;

                  (e) the CUSIP number;

                  (f) if fewer than all of the Outstanding Securities are to be redeemed, then the identification and principal amounts at Maturity of the particular Securities (or portions thereof) to be redeemed as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

                  (g) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued; and

                  (h) the name and address of the Paying Agent and the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at its request, by the Trustee in the name and at the expense of the Company.

         SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent, prior to 11:00 a.m., New York City time (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003), an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         SECTION 1107.  SECURITIES PAYABLE ON REDEMPTION DATE.

         Once notice of redemption is mailed in accordance with Section 1105, such notice of redemption shall be irrevocable and Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price plus accrued interest as of such date, if any. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price plus accrued interest thereon to the Redemption Date, but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to

Holders of record at the close of business on the relevant record dates referred to in the Securities. Interest shall accrue on or after the Redemption Date and shall be payable only if the Company defaults in payment of the Redemption Price. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

         SECTION 1108.  SECURITIES PURCHASED IN PART.

         Any Security that is to be purchased only in part shall be surrendered to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a replacement Security or Securities, of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the principal amount of the Security so surrendered that is not purchased.


                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

         SECTION 1201.  SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Obligations in respect of the Securities (the "Subordinated Obligations") are hereby expressly made subordinate and postponed to and subject in right of payment as provided in this Article to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness. All provisions of this Article Twelve shall be subject to Section 1214.

         This Article 12 shall constitute a continuing offer to all Persons who, in reliance upon such Article, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligee hereunder and they or each of them may enforce such provisions.

         SECTION 1202.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, whether voluntary or involuntary from any source, or (b) any



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



liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event:

                  (1) the holders of Senior Indebtedness shall receive payment in full in cash or Cash Equivalents of all amounts due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in full in cash or Cash Equivalents to the satisfaction of the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character from any source (other than a payment or distribution in the form of equity securities or subordinated securities of the Company or any successor obligor with respect to the Senior Indebtedness provided for by a plan of reorganization or readjustment that, in the case of any such subordinated securities, are subordinate in right of payment to all Senior Indebtedness that may at the time be outstanding to at least the same extent as the Securities are so subordinated as provided in this Article (such equity securities or subordinated securities hereinafter being "Permitted Junior Securities")) on account of the Subordinated Obligations or on account of the purchase or redemption or other acquisition of Securities; and

                  (2) any payment or distribution of assets of the Company of any kind or character from any source, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities), including by way of set-off or enforcement of any guarantee or otherwise, which the Trustee or the Holders would be entitled to receive but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their authorized representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents of all Senior Indebtedness of the Company remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor to the satisfaction of the holders of the Senior Indebtedness, to or for the holders of such Senior Indebtedness; and

                  (3) any Taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any Taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that a Holder or the Trustee is entitled to receive for the purposes of Section 1202(2).

                  The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires such assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer, lease or disposal, comply with the conditions set forth in Article Eight.

         SECTION 1203  SUSPENSION OF PAYMENT WHEN SENIOR
                       INDEBTEDNESS IN DEFAULT.

         (a) Unless Section 1202 shall be applicable, upon (1) the occurrence of a Payment Default and (2) receipt by the Trustee from the Company or a holder of Senior Indebtedness of written notice of such occurrence, no payment (other than any payments made pursuant to the provisions contained in Sections 402 and 403 from monies or U.S. Government Obligations previously deposited with the Trustee) or distribution of any assets of the Company of any kind or character from any source, whether in cash, property or securities (other than Permitted Junior Securities), shall be made by the Company including by way of set-off or enforcement of any guarantee or otherwise, on account of the Subordinated Obligations or on account of the purchase or redemption, deposit for defeasance or other acquisition of Securities unless and until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been discharged or paid in full in cash or Cash Equivalents, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

         (b) Unless Section 1202 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) receipt by the Trustee from an authorized representative of the holders of Designated Senior Indebtedness of written notice of such occurrence, then no payment (other than any payments made pursuant to the provisions contained in Sections 402 and 403 from monies or U.S. Government Obligations previously deposited with the Trustee) or distribution of any assets of the Company of any kind or character from any source, whether in cash, property or securities (other than Permitted Junior Securities), shall be made by the Company including by way of set-off or enforcement of any guarantee or otherwise, on account of the Subordinated Obligations or on account of the purchase or redemption, deposit for defeasance or other acquisition of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice from an authorized representative of the holders of Designated Senior Indebtedness or the Company at the direction of the such representative unless and until (subject to any blockage of payments that may then be in effect under subsection (a) of this Section) (w) more than 179 days shall have elapsed since receipt of such written notice by the Trustee, (x) such Nonpayment Default shall have been cured or waived in writing or shall have ceased to exist or such Designated Senior Indebtedness is discharged or shall have been paid in full in cash or Cash Equivalents, (y)


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



such Designated Senior Indebtedness has been discharged or paid in full in cash or Cash Equivalents or (z) such Payment Blockage Period shall have been terminated by written notice to the Trustee from an authorized representative of the holders of Designated Senior Indebtedness initiating such Payment Blockage Period or from the holders of at least a majority in principal amount of such Designated Senior Indebtedness ), after which, in the case of clause (w), (x),
(y) or (z), the Company shall resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this Indenture, in no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice referred to in clause (2) above (the "Initial Blockage Period"). No more than one Payment Blockage Period may be commenced during any period of 365 consecutive days calculated from the day on which the Payment Blockage Period began. Notwithstanding any other provision of this Indenture, no event of default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period initiated by an authorized representative of the holders of Designated Senior Indebtedness for such Designated Senior Indebtedness shall be, or be made, the basis for the commencement of a second Payment Blockage Period for such Designated Senior Indebtedness, whether or not within the Initial Blockage Period, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

         (c) In the event that, notwithstanding the foregoing provisions of this Section, the Company shall make any payment to the Trustee (which is not paid over to Holders of Securities) prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over to the authorized representatives of such Designated Senior Indebtedness initiating the Payment Blockage Period, to be held in trust for distribution to the holders of Senior Indebtedness or, to the extent amounts are not then due in respect of Senior Indebtedness, promptly returned to the Company, or otherwise as a court of competent jurisdiction shall direct.

         SECTION 1204.  PAYMENT PERMITTED IF NO DEFAULT.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any event referred to in clause (a), (b) or (c) of Section 1202 or under the conditions described in Section 1203, from making payments at any time of principal of (and premium, if any) or interest on the Securities.

         SECTION 1205.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

         Subject to the payment in full of all Senior Indebtedness in cash or Cash Equivalents, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated and postponed to Senior Indebtedness to the same extent as the Securities are subordinated and postponed and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to the extent that payment of Senior Indebtedness has been made under Section 1202 of this Indenture from amounts otherwise payable to Holders of the Securities, to receive payments and distributions of assets of the Company of any kind or character from any source, whether in cash, property or securities applicable to the Senior Indebtedness until the Subordinated Obligations shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be or be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         SECTION 1206.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall:

                  (a) impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or

                  (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or

                  (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including filing and voting claims in any proceeding under any Bankruptcy Law, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         For greater certainty, if the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character from any source, whether in cash, property or securities, to which neither the Trustee nor the Holder is, at the time of such receipt, entitled pursuant to the terms of this Indenture read without reference to this Article Twelve, such payment or distribution shall not be subject to Section 1202 and shall be promptly remitted by the Trustee or the Holder of the Security, as the case may be, to the Company.

         SECTION 1207.  TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes. Upon the written direction of the Company and upon being furnished with an Officers' Certificate stating that one or more named persons are holders of Senior Indebtedness and specifying the amount and nature of such Senior Indebtedness, the Trustee, from time to time, for and on behalf of all present and future Holders of the Securities, shall execute and deliver deeds of subordination in favor of the person or persons named or referred to in such Officers' Certificate providing that such person or persons and his or their successors or assigns are entitled to all the rights and benefits of this Article as the holder or holders of Senior Indebtedness. An executed counterpart of each such deed shall be delivered by the Trustee to the Company and another such counterpart shall be retained by the Trustee. Nothing contained in this
Section 1207 shall impair the rights of any holders of Senior Indebtedness in whose favor such a deed of subordination has not been so executed and delivered.

         SECTION 1208.  NO WAIVER OF SUBORDINATION PROVISIONS.

         (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Trustee or by any act or failure to act by any such holder, or by any non-compliance by the Company or the Trustee with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         (b) Without in any way limiting the generality of subsection (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, the terms of Senior Indebtedness or the terms of any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding (including any increase in the aggregate principal amount of any indebtedness thereunder, it being understood that any such additional indebtedness shall not constitute Senior Indebtedness to the extent incurred in violation of Section 1007 of this Indenture); (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and/or any other Person.

         (c) If the Trustee on behalf of the Holders or any Holders should fail to file a proof of claim in any bankruptcy, insolvency, receivership or similar proceeding relating to the Company at least 30 days before the expiration of the time to file such claim or claims, each holder of Senior Indebtedness (or its representative) is hereby authorized to file an appropriate claim for and on behalf of all or any of the Holders.

         SECTION 1209.  NOTICE TO TRUSTEE.

         (a) The Company shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment or distribution to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company and an authorized representative for the holders of Senior Indebtedness or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section or Section 1203 hereof at least three Business Days prior to the date on which by the terms of this Indenture any money may become payable for any purpose (including the payment of the principal of (and premium, if any) or interest on or any amounts payable in connection with any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected with respect to such action taken by any notice to the contrary which may be received by it on or after such date.

         (b) Subject to the provisions of Trust Indenture Act Sections 315(a) through (d), the Trustee shall be entitled to rely on any written notice delivered to it from time to time by an authorized representative for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 1210. RELIANCE ON BANKRUPTCY ORDER OR CERTIFICATE OF LIQUIDATING AGENT BANK.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Trust Indenture Act Sections 315(a) through (d), and the Holders of the Securities shall be entitled to rely on any Bankruptcy Order entered by any court of competent jurisdiction, or a certificate of (i) the trustee in bankruptcy as to matters over which it has authority, or (ii) assignee for the benefit of all creditors as to matters over which it has authority, delivered to the Trustee or to the Holders of Securities from time to time by any Person, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         SECTION 1211. RIGHTS OF TRUSTEE AS A HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

         Subject to the terms of this Article, the Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall subordinate to Senior Indebtedness the claims of, or payments to, the Trustee under or pursuant to Section 606.

         SECTION 1212.  ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section 1212 shall not apply to the Company or any Affiliate of the Company if any of them or any such Affiliate acts as Paying Agent.

         SECTION 1213.  NO SUSPENSION OF REMEDIES.

         Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the Maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law; provided, however, that, so long as any Indebtedness permitted by this Indenture to be incurred pursuant to the Credit Facility shall be outstanding (including letters of credit and bankers' acceptances), upon the occurrence and during the continuance of an Event of Default under this Indenture, neither the Trustee nor any Holder shall be entitled to accelerate all or any of the Subordinated Obligations until the earlier to occur of the fifth Business Day following receipt by the Company and by an authorized representative of the holders of Designated Senior Indebtedness of a written declaration of acceleration as provided in Section 502 and the date of acceleration of any such Indebtedness under the Credit Facility.

         SECTION 1214.  TRUST MONEYS NOT SUBORDINATED.

         Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Four of this Indenture by the Trustee (or such other trustee who shall have satisfied the requirements of Section 608 and who shall agree to comply with the provisions of Article Four applicable to it) and which were deposited in accordance with the terms of Article Four of this Indenture and not in violation of Section 1203 of this Indenture for the payment of principal of (and premium, if any) and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Twelve and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

         SECTION 1215.  DUTIES OWED BY TRUSTEE TO HOLDERS OF
                        SENIOR INDEBTEDNESS.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable for any such holders if it shall mistakenly (in the absence of gross negligence or willful misconduct) pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         The Trustee shall not be charged with knowledge of the existence of Senior Indebtedness or of any facts that would prohibit any payment hereunder unless a Trust Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 106. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.


                                      * * *

         This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            REGAL CINEMAS, INC.


                                            By   /s/ MICHAEL L. CAMPBELL
                                                 -------------------------------
                                                 Title: Chief Executive Officer


                                            By   /s/ LEWIS FRAZER III
                                                -------------------------------
                                                 Title: Chief Financial Officer

Attest:    /s/ SUSAN SEAGRAVES
         -----------------------------
           Title: Vice President and
                  Corporate Controller


                                            IBJ SCHRODER BANK & TRUST
                                                 COMPANY

                                            By   /s/ BARBARA MCCLUSKEY
                                                -------------------------------
                                                 Title: Vice President


Attest:    /s/ MAX VOLMAR
         -----------------------------
           Title: Assistant Secretary

                                                                     EXHIBIT A-1


               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                   TRANSFER FROM RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

IBJ Schroder Bank &
   Trust Company
One State Street
New York, New York 10004


      Re: 8 1/2% Senior Subordinated Notes due 2007 of Regal Cinemas, Inc.

         Reference is hereby made to the Indenture, dated as of September 24, 1997 (the "Indenture"), between Regal Cinemas, Inc., as issuer (the "Company"), and IBJ Schroder Bank & Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $_________ principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. 758754AA3) and held with the Depositary in the name of Cede & Co. (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. U75844AA5).

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

                  (A) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either:

                           (a) at the time the buy order was originated, the
                  transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

                           (b) the transaction was executed in, on or through
                  the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (5) if the transfer is being requested prior to November 4, 1997, upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel Bank or both (Common Code ____________); and

                  (B) If the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144 under the Securities Act.

         Upon giving effect to this request to exchange a beneficial interest in such Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Security pursuant to the Indenture and the Securities.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                                [Insert Name of Transferor]


                                                By:
                                                     Name:
                                                     Title:

Dated:  ____________, ____                      Signature Guarantee


                                                ________________________________


                                      A-1-2

                                                                     EXHIBIT A-2


               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                  TRANSFER FROM REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY

IBJ Schroder Bank &
   Trust Company
One State Street
New York, New York 10004

      Re: 8 1/2% Senior Subordinated Notes due 2007 of Regal Cinemas, Inc.

         Reference is hereby made to the Indenture, dated as of September 24, 1997 (the "Indenture"), between Regal Cinemas, Inc., as issuer (the "Company"), and IBJ Schroder Bank & Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $____________ principal amount of the Securities which are evidenced by the Regulation S Global Security (CUSIP No. U75844AA5) and held with the Depositary in the name of Cede & Co. (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. 758754AA3), to be held with the Depositary.

         In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

         Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in the Restricted Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to the U.S Global Securities pursuant to the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



                                                [Insert Name of Transferor]


                                                By:
                                                     Name:
                                                     Title:

Dated:  ____________, ____                      Signature Guarantee


                                                ________________________________





                                      A-2-2

                                                                     EXHIBIT A-3

FORM OF CERTIFICATE FOR TRANSFER OF U.S. PHYSICAL SECURITIES TO
REGULATION S GLOBAL SECURITY OR RESTRICTED GLOBAL SECURITY

IBJ Schroder Bank &
   Trust Company
One State Street
New York, New York 10004

      Re: 8 1/2% Senior Subordinated Notes due 2007 of Regal Cinemas, Inc.

         Reference is hereby made to the Indenture, dated as of September 24, 1997 (the "Indenture"), between Regal Cinemas, Inc., as issuer (the "Company"), and IBJ Schroder Bank & Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to $___________ principal amount of Securities which are evidenced by a definitive Physical Security (Certificate No. __________, CUSIP No. __________, in the name of _________________) (the
"Transferor"). The Transferor has requested a transfer of such interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the [Restricted Global Security CUSIP No.
758754AA3] [Regulation S Global Security (CUSIP No. U75844AA5)].

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that: [if such request is made for transfer to the Regulation S Global Security: such transfer has been effected pursuant to and in accordance with Rule 903, Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby further certify that:

                  (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                           (A) the offer of the Securities was not made to a
                  person in the United States;

                           (B) either:

                                    (i) at the time the buy order was
                           originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                                    (ii) the transaction was executed in, on or
                           through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                           (C) no directed selling efforts have been made in
                  contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; [and]

                           (D) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act; [and

                           (E) if the transfer is being requested prior to
                  November 4, 1997: Upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel Bank or both (Common Code __________);] or

                  (2) if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.]

                  (3) if such request is made for transfer to the Restricted Global Security: Such transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act, and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.




                                      A-3-2

         Upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel Bank or both (Common Code_____).



                                                [Insert Name of Transferor]


                                                By:
                                                     Name:
                                                     Title:

Dated:  ____________, ____                      Signature Guarantee


                                                ________________________________





                                      A-3-3

                                                                     EXHIBIT A-4


          FORM OF CERTIFICATE FOR TRANSFER OR EXCHANGE AFTER TWO YEARS



IBJ Schroder Bank &
   Trust Company
One State Street
New York, New York 10004

      Re: 8 1/2% Senior Subordinated Notes due 2007 of Regal Cinemas, Inc.

         Reference is hereby made to the Indenture, dated as of September 24, 1997 (the "Indenture"), between Regal Cinemas, Inc., as issuer (the "Company"), and IBJ Schroder Bank & Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         [For transfers: This letter relates to $125,000,000 principal amount of Securities which are evidenced by a [Restricted Global Security (CUSIP No. 758754AA3) and held with the Depositary in the name of Cede & Co.] [a U.S. Physical Security (CUSIP No. ________________) registered in the name of _________________] [and held for the benefit of _________________] (the
"Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be transferred to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. U75844AA5).

         In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that upon such transfer, (a) a period of at least two years will have elapsed since September 24, 1997, (b) the Beneficial Owner during the three months preceding the date of such transfer was not an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it was not acting on behalf of such an affiliate and (c) such Person to whom such transfer is being made is not an "affiliate" of the Company.]

         [For exchanges: This letter relates to $125,000,000 principal amount of Securities that are evidenced by a [Restricted Global Security (CUSIP No. 758754AA3) and held with the Depositary in the name of [ ] [and held for the benefit of ] ] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be exchanged for a beneficial interest in an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. U75844AA5).

         In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that [it is located and acquired such securities outside the United States (if the Restricted Period has ended) and that such transfer is being made in accordance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933][, upon such exchange, (a) it will be the beneficial owner of such Securities, (b) a period of at least two years will have elapsed since September 24, 1997 and (c) the Beneficial Owner will not be, and during the three months preceding the date of such exchange will not have been, an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it is not acting on behalf of such an affiliate.]]

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


Dated:                                      [Insert Name of Beneficial Owner]


                                            By:
                                                  Name:
                                                  Title:


                                      A-4-2